                                                                    EXHIBIT 99.3

CASE NAME:   KEVCO HOLDING, INC.                                   ACCRUAL BASIS

CASE NUMBER: 401-40785-BJH-11

JUDGE:       BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF TEXAS
                           --------             -----
                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2002
                                       -----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford S. Simpson                                       TREASURER
---------------------------------------           ------------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                        MARCH 21, 2002
---------------------------------------           ------------------------------
Printed Name of Responsible Party                              Date


PREPARER:

/s/ Dennis S. Faulkner                                ACCOUNTANT FOR DEBTOR
---------------------------------------           ------------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                       MARCH 21, 2002
---------------------------------------           ------------------------------
Printed Name of Preparer                                       Date

CASE NAME:   KEVCO HOLDING, INC.                               ACCRUAL BASIS - 1

CASE NUMBER: 401-40785-BJH-11

COMPARATIVE BALANCE SHEET

                                                SCHEDULED            MONTH              MONTH
ASSETS                                           AMOUNT              JAN-02             FEB-02          MONTH
------                                         -----------         ----------         ----------      ---------
1.  Unrestricted Cash                                  232                  0                  0
2.  Restricted Cash
3.  Total Cash                                         232                  0                  0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                  0                  0                  0
9.  Total Current Assets                               232                  0                  0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                      0                  0                  0
13. Due From Insiders
14. Other Assets - Net of Amortization          95,356,800                  0                  0
15. Other (Attach List)                         14,496,631         14,496,631         14,496,631
16. Total Assets                               109,853,663         14,496,631         14,496,631

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                     0                  0
23. Total Post Petition Liabilities                                         0                  0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                     75,885,064         13,509,318         13,590,741
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                        328,039,345        321,188,722        321,188,722
28. Total Pre Petition Liabilities             403,924,409        334,698,040        334,779,463
29. Total Liabilities                          403,924,409        334,698,040        334,779,463

EQUITY

30. Pre Petition Owners' Equity                                  (294,070,746)      (294,070,746)
31. Post Petition Cumulative Profit Or (Loss)                     (88,505,859)       (88,505,859)
32. Direct Charges To Equity (Footnote)                            62,375,196         62,293,773
33. Total Equity                                                 (320,201,409)      (320,282,832)
34. Total Liabilities and Equity                                   14,496,631         14,496,631

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---     ----

CASE NAME:   KEVCO HOLDING, INC.                                   SUPPLEMENT TO

CASE NUMBER: 401-40785-BJH-11                                  ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                SCHEDULED            MONTH              MONTH
ASSETS                                           AMOUNT              JAN-02             FEB-02          MONTH
------                                         -----------         ----------         ----------      ---------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                             0                  0                  0

A.  Goodwill: SSS                                6,097,280
B.  Goodwill: Bowen                             13,569,437
C.  Goodwill: BTE                                1,657,846
D.  Goodwill: Shelter                           74,032,237
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                         95,356,800                  0                  0

A.  Investment in Subsidiaries                  14,496,631         14,496,631         14,496,631
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                   14,496,631         14,496,631         14,496,631

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                      0                  0

PRE PETITION LIABILITIES

A.  Interco. Payables (FOOTNOTE)               199,539,345        192,688,722        192,688,722
B.  10 3/8% Senior Sub. Notes                  105,000,000        105,000,000        105,000,000
C.  Sr. Sub. Exchangeable Notes                 23,500,000         23,500,000         23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                         328,039,345        321,188,722        321,188,722

CASE NAME:   KEVCO HOLDING, INC.                              ACCRUAL BASIS - 2

CASE NUMBER: 401-40785-BJH-11

INCOME STATEMENT

                                                  MONTH              MONTH                             QUARTER
REVENUES                                          JAN-02             FEB-02             MONTH           TOTAL
--------                                       -----------         ----------         ----------      ---------
1.  Gross Revenues                                                                                            0
2.  Less: Returns & Discounts                                                                                 0
3.  Net Revenue                                           0                 0                                 0

COST OF GOODS SOLD

4.  Material                                                                                                  0
5.  Direct Labor                                                                                              0
6.  Direct Overhead                                                                                           0
7.  Total Cost Of Goods Sold                              0                 0                                 0
8.  Gross Profit                                          0                 0                                 0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                            0
10. Selling & Marketing                                                                                       0
11. General & Administrative                                                                                  0
12. Rent & Lease                                                                                              0
13. Other (Attach List)                                                                                       0
14. Total Operating Expenses                              0                 0                                 0
15. Income Before Non-Operating
    Income & Expense                                      0                 0                                 0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                       0                 0                                 0
17. Non-Operating Expense (Att List)                      0                 0                                 0
18. Interest Expense                                                                                          0
19. Depreciation / Depletion                                                                                  0
20. Amortization                                                                                              0
21. Other (Attach List)                                   0                 0                                 0
22. Net Other Income & Expenses                           0                 0                                 0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                         0
24. U.S. Trustee Fees                                                                                         0
25. Other (Attach List)                                                                                       0
26. Total Reorganization Expenses                         0                 0                                 0
27. Income Tax                                                                                                0
28. Net Profit (Loss)                                     0                 0                                 0


This form     does  x  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:   KEVCO HOLDING, INC.                               ACCRUAL BASIS - 3

CASE NUMBER: 401-40785-BJH-11

CASH RECEIPTS AND                                 MONTH              MONTH                             QUARTER
DISBURSEMENTS                                     JAN-02             FEB-02             MONTH           TOTAL
-------------                                  -----------         ----------         ----------      ---------
1.  Cash - Beginning Of Month                            0                  0                                 0

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Interco. Transfer)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts                         0                  0                                 0
10. Total Receipts                                       0                  0                                 0
11. Total Cash Available                                 0                  0                                 0

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)                                  0                  0                                 0
26. Total Operating Disbursements                        0                  0                                 0

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements                                  0                  0                                 0
32. Net Cash Flow                                        0                  0                                 0
33. Cash - End of Month                                  0                  0                                 0

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

CASE NAME:   KEVCO HOLDING, INC. ACCRUAL BASIS - 4

CASE NUMBER: 401-40785-BJH-11


                                                SCHEDULED            MONTH              MONTH
ACCOUNTS RECEIVABLE AGING                         AMOUNT             JAN-02             FEB-02          MONTH
-------------------------                      -----------         ----------         ----------      ---------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                            0                  0                  0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                            0                  0                  0


AGING OF POST PETITION                                       MONTH: FEBRUARY-02
TAXES AND PAYABLES                                                  -----------

                              0 - 30       31 - 60       61 - 90        91 +
TAXES PAYABLE                  DAYS          DAYS         DAYS          DAYS         TOTAL
-------------                 ------       -------       -------        -----        -----
1.  Federal                                                                              0
2.  State                                                                                0
3.  Local                                                                                0
4.  Other (Attach List)            0             0             0            0            0
5.  Total Taxes Payable            0             0             0            0            0
6.  Accounts Payable                                                                     0


STATUS OF POST PETITION TAXES                                MONTH: FEBRUARY-02
                                                                    -----------

                                                AMOUNT
                            BEGINNING TAX    WITHHELD AND/OR                      ENDING TAX
FEDERAL                      LIABILITY*         ACCRUED         (AMOUNT PAID)     LIABILITY
-------                     -------------    ---------------    -------------     ----------
1.  Withholding **                                                                         0
2.  FICA - Employee **                                                                     0
3.  FICA - Employer **                                                                     0
4.  Unemployment                                                                           0
5.  Income                                                                                 0
6.  Other (Attach List)                 0                  0                0              0
7.  Total Federal Taxes                 0                  0                0              0

STATE AND LOCAL

8.  Withholding                                                                            0
9.  Sales                                                                                  0
10. Excise                                                                                 0
11. Unemployment                                                                           0
12. Real Property                                                                          0
13. Personal Property                                                                      0
14. Other (Attach List)                                                                    0
15. Total State And Local               0                  0                0              0
16. Total Taxes                         0                  0                0              0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:   KEVCO HOLDING, INC.                               ACCRUAL BASIS - 5

CASE NUMBER: 401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH: FEBRUARY-02
                                                                     -----------

BANK RECONCILIATIONS                                    Account # 1             Account # 2
--------------------                                    -----------             -----------
A.  BANK:                                                                                       Other Accounts
B.  ACCOUNT NUMBER:                                                                              (Attach List)            TOTAL
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                                                0
2.  Add: Total Deposits Not Credited                                                                                          0
3.  Subtract: Outstanding Checks                                                                                              0
4.  Other Reconciling Items                                                                                                   0
5.  Month End Balance Per Books                                                                                               0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER                 DATE OF PURCHASE            TYPE OF INSTRUMENT      PURCHASE PRICE        CURRENT VALUE
---------------------------                 ----------------            ------------------      --------------        -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                                        0                0

CASH

12. Currency On Hand                                                                                                          0
13. Total Cash - End of Month                                                                                                 0

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


CASE NAME:   KEVCO HOLDING, INC.                               ACCRUAL BASIS - 6

CASE NUMBER: 401-40785-BJH-11

                                                              MONTH: FEBRUARY-02
                                                                     -----------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

             NAME                  TYPE OF PAYMENT    AMOUNT PAID       TOTAL PAID TO DATE
             ----                  ---------------    -----------       ------------------
 1.
 2.
 3.
 4.
 5.  (Attach List)
 6.  Total Payments To Insiders                                 0                  0

                              PROFESSIONALS

                             DATE OF
                           COURT ORDER                                         TOTAL
                           AUTHORIZING      AMOUNT     AMOUNT    TOTAL PAID   INCURRED
             NAME            PAYMENT       APPROVED     PAID      TO DATE     & UNPAID*
             ----          -----------     --------    ------    ----------   ---------
 1.
 2.
 3.
 4.
 5.  (Attach List)
 6.  Total Payments To
     Professionals                                0         0             0          0


  *  Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                          SCHEDULED        AMOUNTS         TOTAL
                           MONTHLY          PAID          UNPAID
                          PAYMENTS         DURING          POST
    NAME OF CREDITOR        DUE             MONTH        PETITION
    ----------------      --------         -------       --------
 1.  Bank of America                             0     13,590,741
 2.
 3.
 4.
 5.  (Attach List)
 6.  TOTAL                       0               0     13,590,741

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

CASE NAME:   KEVCO HOLDING, INC.                               ACCRUAL BASIS - 7

CASE NUMBER: 401-40785-BJH-11                                 MONTH: FEBRUARY-02
                                                                     -----------

QUESTIONNAIRE

                                                                                                            YES           NO
                                                                                                            ---           --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                 X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                             X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                               X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                        X

5.  Have any Post Petition Loans been received by the debtor from any party?                                              X

6.  Are any Post Petition Payroll Taxes past due?                                                                         X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                         X

8.  Are any Post Petition Real Estate Taxes past due?                                                                     X

9.  Are any other Post Petition Taxes past due?                                                                           X

10. Are any amounts owed to Post Petition creditors delinquent?                                                           X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                    X

12. Are any wage payments past due?                                                                                       X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                            YES           NO
                                                                                                            ---           --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?          X

2.  Are all premium payments paid current?                                                                   X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.

                              INSTALLMENT PAYMENTS

       TYPE OF POLICY                 CARRIER                PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
       --------------                 -------                --------------          --------------------------
     General Liability             Liberty Mutual            9/1/00-9/1/02             Semi-Annual $64,657


This form   does x does not have related footnotes on Footnotes Supplement.
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

CASE NAME:   KEVCO HOLDING, INC.                            FOOTNOTES SUPPLEMENT

CASE NUMBER: 401-40785-BJH-11                                      ACCRUAL BASIS

                                                              MONTH: FEBRUARY-02
                                                                     -----------

ACCRUAL BASIS     LINE
 FORM NUMBER     NUMBER     FOOTNOTE / EXPLANATION
-------------    ------     ----------------------
     1             24       The direct charges to equity are due to the secured
     1             32       debt reductions pursuant to sales of Kevco
                            Manufacturing, L.P.'s operating divisions, the asset
                            sale of the South Region of Kevco Distribution, as well
                            as direct cash payments. The secured debt owed to Bank
                            of America by Kevco, Inc. (Case No. 401-40783-BJH-11)
                            has been guaranteed by all of its co-debtors (See
                            Footnote 1,27A); therefore, the secured debt is reflected
                            as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

     1             27A      Intercompany payables are to co-debtors Kevco Management Co.
                            (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
                            401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                            401-40784-BJH-11), DCM Delaware, Inc. (Case No.
                            401-40787-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11),
                            Kevco GP, Inc. (Case No. 401-40786-BJH-11), and Kevco
                            Components, Inc. (Case No. 401-40790-BJH-11).